EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 2/1/10 through 2/28/10

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: March 30, 2010
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	2,414,157
RESTRICTED CASH	260,099
GOODWILL	-	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,362,695	19,586
DUE FROM AFFILIATE	471,160,237
PREPAID EXPENSES	1,550,270
DEPOSITS AND OTHER ASSETS	2,462,556	-
INVESTMENTS IN SUBSIDIARIES	(297,732,979)		(80,428,587)	(86,472,487)	(40,033,854)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,448,758

TOTAL ASSETS	$187,201,605	$19,586	$(80,428,587)	$(86,472,487)	$(40,033,854)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$175,862,401	$-	$-	$-	$-
ACCRUED INTEREST	10,399,599
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,412,168
DUE TO AFFILIATE	344,142,203
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,901,956	69,333
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	554,718,327	69,333	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(367,516,723)	(49,747)	(80,428,587)	(86,472,487)	(40,033,854)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$187,201,605	$19,586	$(80,428,587)	$(86,472,487)	$(40,033,854)

	$(299,296,959)	RE of consolidated subs
	1,563,980	Investment in Keane Stud
	$(297,732,979)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(835,573)	14,757	(3,243)	(321,087)	(18,303,306)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(835,573)	$14,757	$(3,243)	$(321,087)	$(18,303,306)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(835,573)	14,757	(3,243)	(321,087)	(18,303,306)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(835,573)	$14,757	$(3,243)	$(321,087)	$(18,303,306)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,536,077	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,640,427)	-

NET RENTAL REAL ESTATE	-	-	-	28,904,774	-

CASH AND CASH EQUIVALENTS		-	-	134,542	-
RESTRICTED CASH		-	-	111,598	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	792	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,214	-	-	-
PREPAID EXPENSES		-	136	46,217	135
DEPOSITS AND OTHER ASSETS		-	-	31,598	-
INVESTMENTS IN SUBSIDIARIES	33,487	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$33,487	$1,552,214	$5,521,445	$29,229,521	$3,209,486

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	954,047	746,072	449,350
ACCRUED PROPERTY TAXES		1,869	136,322	54,912	256,167
ACCOUNTS PAYABLE TRADE		4,610	45,674	187,045	-
DUE TO AFFILIATE		-	37,954,370	3,636,583	9,438,574
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,199,790	146,626
TENANT SECURITY DEPOSITS		-	-	78,252	-

TOTAL LIABILITIES	-	76,480	49,725,665	47,361,148	13,890,716

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	33,487	1,475,734	(44,204,220)	(18,131,628)	(10,681,230)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$33,487	$1,552,214	$5,521,445	$29,229,521	$3,209,486

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$855,342	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	-
RESTRICTED CASH	-	44,276	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	3,215,718	-	-	8,861,213
PREPAID EXPENSES	-	100,124	135	147	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	-	-	-	-

TOTAL ASSETS	$-	$4,216,656	$4,624,903	$7,775,367	$9,119,858

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$3,900,000	$6,322,493	$-
ACCRUED INTEREST	-	-	485,503	2,510,403	-
ACCRUED PROPERTY TAXES	-	177,786	56,905	499,537	186,392
ACCOUNTS PAYABLE TRADE	95,473	17,683	8,502	4,875	10,679
DUE TO AFFILIATE	41,153,979	-	6,350,676	15,406,077	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	678,626	672,517	353,844	36,068	587,388
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,928,079	867,987	11,155,431	24,779,454	784,460

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,928,079)	3,348,669	(6,530,527)	(17,004,087)	8,335,399

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$4,216,656	$4,624,903	$7,775,367	$9,119,858

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,962,404	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	120,472	-	-	-
RESTRICTED CASH	-	565,938	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	39,750	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	31,105	3,604	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	62,500	-	-	-

TOTAL ASSETS	$-	$79,791,417	$32,759	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,201,873	$-	$-	$-
ACCRUED INTEREST	395,819	103,463	-	-	-
ACCRUED PROPERTY TAXES	-	400,234	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	508,753	86,986	124,297	-
DUE TO AFFILIATE	2,596,955	7,094,292	7,828,788	5,044,827	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,113,796	92,172	161,297	-
TENANT SECURITY DEPOSITS	-	204,579	-	-	-

TOTAL LIABILITIES	4,547,251	80,626,990	8,007,946	5,330,420	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,547,251)	(835,573)	(7,975,187)	(5,330,420)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$79,791,417	$32,759	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
February 28, 2010
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$26,363,404	$6,077,031	$133,642,387

LAND	69,288,589	-	79,297,713
BUILDING IMPROVEMENTS	426,115,493	-	447,651,570
LESS: ACCUMULATED DEPRECIATION	(128,065,091)	-	(130,705,518)

NET RENTAL REAL ESTATE	367,338,991	-	396,243,765

CASH AND CASH EQUIVALENTS	662,706	-	3,332,027
RESTRICTED CASH	9,866,924	-	10,848,835
GOODWILL	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	292,986	-	333,528
MISCELLANEOUS ACCOUNTS RECEIVABLE	135,278	(19,586)	2,497,973
DUE FROM AFFILIATE	101,978,200	(613,945,253)	-
PREPAID EXPENSES	2,219,281	-	3,951,154
DEPOSITS AND OTHER ASSETS	623,917	-	3,162,607
INVESTMENTS IN SUBSIDIARIES	-	525,641,787	1,558,915
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	3,871,453	-	7,382,711

TOTAL ASSETS	$513,353,140	$(82,246,021)	$564,229,713

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$544,411,589	$-	$855,553,169
ACCRUED INTEREST	7,055,287	-	23,099,542
ACCRUED PROPERTY TAXES	1,888,535	-	3,658,660
ACCOUNTS PAYABLE TRADE	1,489,625	-	5,034,852
DUE TO AFFILIATE	75,211,456	(555,858,781)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	11,741,304	(75,456)	42,104,191
TENANT SECURITY DEPOSITS	2,007,069	6,123	2,296,024

TOTAL LIABILITIES	643,804,865	(555,928,114)	931,746,437

MINORITY INTEREST	-	13,052,869	13,052,869

SHAREHOLDERS' DEFICIT	(130,451,725)	473,682,093	(367,516,725)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$513,353,140	$(82,246,021)	$564,229,713

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	148,458	1,101,161

Total revenue	148,458	1,101,161	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,586)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	28,641,488	2,722,122

Total expenses	29,505,902	2,756,666	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(86,672,475)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	271,681	-
Interest expense	(9,956,505)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	43,500	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	(1,874,917)	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(99,282,127)	-	-	-	-

Income tax expense	(56,402)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(128,695,973)	$(1,656,505)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	4,113,098	-

Total revenue	-	89,900	-	4,113,098	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	155,084	2,033,097	257,395
Depreciation		-	-	682,015	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		2,041	63,985	17,553	692,586

Total expenses	-	113,000	13,141,931	2,732,665	949,981

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(755,342)	(1,724,741)	(445,605)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring		-	-	-	-
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(755,342)	(1,724,741)	(445,605)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(23,100)	$(13,897,273)	$(344,309)	$(1,395,586)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$4,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	4,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	7,674,708	-	-	1,014,461
Property operations	109,128	245,752	20,559	270,439	(114,065)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	102,005	282,950	8,753	73,196	30,492

Total expenses	18,463,489	8,203,410	6,395,568	343,635	930,888

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(304,225)	(134,959)	(2,521,828)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring	-	2,279,871	-	-	-
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	1,975,647	(134,959)	(2,521,828)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,118,226	$(1,893,142)	$(6,530,527)	$(2,859,754)	$(39,411)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010
(Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	4,134,867	1,457,334	88,437

Total revenue	106,227	4,134,867	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	323,005	2,183,807	533,524	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,725	209,558	12,029	75,809

Total expenses	406,210	2,393,365	856,839	125,416

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(274,356)	(2,570,835)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,016,176)	(2,570,835)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,316,159)	$(829,333)	$(3,907,701)	$813,651

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Fourteen Months Ended February 28, 2010
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$5,558,840	$-	$-	$29,799,238
Rental and other	86,028,581	(1,033,568)	(40,681)	96,109,625

Total revenue	91,587,421	(1,033,568)	(40,681)	125,908,862

Expenses:
Cost of sales	4,040,089	-	-	31,065,781
Property operations	46,087,647	3	(45,462)	51,599,720
Depreciation	15,393,375	(34,544)	-	16,460,162
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,381,948	1,384,516	-	36,711,756

Total expenses	126,329,813	1,349,975	(45,462)	214,953,292

Other income and (expenses):
Equity in loss of subsidiaries	-	79,555,902	-	(7,116,573)
Minority interest income of partnerships and joint ventures	684,205	-	-	684,205
Interest income	117	-	-	271,799
Interest expense	(40,410,256)	-	11,872	(59,991,946)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	20,578,784
Gain (loss) on transfer of assets	930,430	-	-	(1,725,845)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,885)	(2,616,737)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(19,170,159)	79,555,902	(1,327,125)	(50,417,601)

Income tax expense	-	-	-	(56,402)

Discontinued operations	-	-	1,322,344	1,322,344

Net income (loss)	$(53,912,551)	$77,172,360	$-	$(138,196,089)

TARRAGON CORPORATION
CASH FLOW FOR FEBRUARY 2010

	Cash Balance 1/31/10	Receipts	Disbursements	Payroll Disbursements	Intercompany Transfers	Cash Balance 2/28/10

Tarragon Corporation	$2,586,011	$692,930	$(678,680)	$(943,875)	$757,771	$2,414,157
Tarragon Management Inc.	-	-	(64,546)	-	64,546	-

Filing entities:
Rentals:
Aldridge Apartments	-	-	-	-	-	-
Stonecrest Apartments	-	-	-	-	-	-
Orlando Central Park	-	-	-	-	-	-
Bermuda Island	210,624	329,450	(359,371)	-	(46,161)	134,542
800 Madison	483,802	522,807	(833,459)	-	(52,679)	120,471

Condo developments:
One Hudson Park	-	-	-	-	-	-
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	564,795	1,209,499	(388,110)	-	(723,477)	662,707
Total Company	$3,845,382	$2,754,686	$(2,324,166)	$(943,875)	$-	$3,332,027

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Fourteen Months Ended February 28, 2010

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2010			2/28/2010	1/31/2010			2/28/2010	1/31/2010	2/28/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,878,952	$1,598	$2,677,507	$14,203,043	$(16,893,438)	$2,677,507	$1,598	$(14,217,529)	$(14,486)	$(14,486)
One Hudson Park	(8,882,236)	21,022	0	(8,861,213)	8,882,236	0	21,022	8,861,214	1	1
Orlando Central Park	2,596,630	325	0	2,596,955	(2,596,630)	0	325	(2,596,955)	0	0
Block 88-TRI	13,484,188	4,823	32,058	13,456,953	(13,484,188)	27,371	137	(13,456,953)	0	0
Twelve Oaks at Fenwick Plantation	(2,573,444)	650	0	(2,572,794)	2,573,445	0	650	2,572,795	1	1
Trio East	9,438,249	325	0	9,438,574	(9,438,249)	0	325	(9,438,574)	0	0
Trio West	41,141,847	383	0	41,142,230	(41,153,597)	0	383	(41,153,980)	(11,750)	(11,750)
Aldridge Apartments	7,823,569	325	0	7,823,894	(7,823,588)	0	325	(7,823,913)	(19)	(19)
Stonecrest Apartments	5,043,853	325	0	5,044,178	(5,043,852)	0	325	(5,044,177)	1	1
Central Square	12,758,364	2,655,813	8,099	15,406,078	(12,758,364)	4,050	2,651,763	(15,406,078)	0	0
Orion Towers	44,416,510	325	0	44,416,835	(44,416,510)	0	325	(44,416,835)	0	0
Bermuda Island	3,652,230	0	15,648	3,636,582	(3,652,230)	15,648	0	(3,636,582)	0	0
900 Monroe	8,007,850	21,340	0	8,029,190	(8,005,877)	0	21,340	(8,027,217)	1,973	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Fourteen Months Ended February 28, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2010			2/28/2010	1/31/2010			2/28/2010	1/31/2010	2/28/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$41,282	$(3,251)	$0	$38,031	$0	$0	$(3,251)	$3,251	$41,282	$41,282
Topside Property	667,063	2,916,286	2,634,131	949,218	0	0	0	0	667,063	949,218
Sold Property Expenses	1,015,208	0	663	1,014,545	(1,015,208)	663	0	(1,014,545)	0	0
301 Route 17 (aka Meadows)	(46,679)	0	0	(46,679)	5,397	0	0	5,397	(41,282)	(41,282)
Ansonia	60,460,800	5,001,849	3,279,662	62,182,987	(14,819,530)	4,471,750	5,002,579	(15,350,359)	45,641,270	46,832,628
Ansonia - Consolidations	(11,071,027)	0	0	(11,071,027)	11,071,027	0	0	11,071,027	0	0
Sold Property Expenses For Sale Props	1,044,057	521	15	1,044,563	(1,042,428)	15	502	(1,042,915)	1,629	1,648
Sold Property Expenses Cont Ops	(161,981)	0	0	(161,981)	161,981	0	0	161,981	0	0
Lofts at Post Oak	(5,065)	0	0	(5,065)	5,065	0	0	5,065	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,901,963	0	184	2,901,779	(2,901,963)	184	0	(2,901,779)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,613,254	2,169	0	9,615,423	(9,614,144)	0	2,169	(9,616,313)	(890)	(890)
Mirabella	15,310,964	5,970	223,128	15,093,806	(15,317,753)	359,206	143,333	(15,101,879)	(6,789)	(8,074)
Alta Mar	(4,421,221)	3,545	0	(4,417,676)	4,422,392	0	3,545	4,418,848	1,172	1,172
Cobblestone at Eagle Harbor	1,313,872	0	7,279	1,306,592	(1,357,218)	7,279	0	(1,349,938)	(43,346)	(43,346)
Vintage at the Grove	12,465,974	95,146	217,179	12,343,941	(12,484,123)	238,034	118,037	(12,364,126)	(18,148)	(20,185)
Tradition at Palm Aire	23,029,388	30,000	42,308	23,017,080	(23,029,388)	42,308	30,000	(23,017,080)	0	0
Merritt Stratford	281,810	13,445	0	295,254	(281,810)	0	650	(282,460)	0	12,795
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,742,224)	1,856	0	(6,740,368)	6,742,203	0	1,940	6,740,263	(22)	(105)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	9,503,510	6,299,075	0	3,204,435	6,299,075	9,503,510	0	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Fourteen Months Ended February 28, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2010			2/28/2010	1/31/2010			2/28/2010	1/31/2010	2/28/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,549,000)	$165	$0	$(7,548,835)	$7,548,834	$0	$0	$7,548,834	$(166)	$(1)
1118 Adams	5,056,192	31,255	7,775	5,079,672	(5,056,693)	4,020	31,255	(5,083,928)	(501)	(4,256)
1118 Adams Parking, Inc.	96,551	0	0	96,551	(95,555)	21,077	15,317	(89,795)	996	6,756
1118 Adams Parking - Eliminations	(283,763)	0	7,583	(291,346)	283,763	7,583	0	291,346	0	0
20 North Water Street	9,760,426	9,260	0	9,769,686	(9,760,385)	0	9,260	(9,769,645)	41	41
Southampton Pointe	(2,165,594)	6,800,762	4,635,168	0	2,165,594	4,635,168	6,800,762	0	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	(9,694)	166,575	167,594	(10,713)	5,444	180,603	180,516	5,530	(4,250)	(5,183)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,016,831)	0	0	(12,016,831)	12,016,831	0	0	12,016,831	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,381,168	0	0	4,381,168	(4,381,168)	0	0	(4,381,168)	0	0
Rutherford - 290 Veterans	(106,494)	197,951	91,457	0	106,494	91,457	197,951	0	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	1,982,579	0	(1,982,579)	1,982,579	0	0	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,557,543	1,357	5,559	53,553,341	(53,557,543)	5,375	1,173	(53,553,341)	0	0
Mustang Creek	(286,823)	105,087	118,027	(299,763)	268,024	181,857	182,902	266,979	(18,799)	(32,784)
The Hamptons	(4,146,818)	0	60	(4,146,878)	4,146,818	60	0	4,146,878	0	0
Woodcreek - FL	(11,810,765)	46,537	84,562	(11,848,791)	11,798,561	85,801	44,668	11,839,694	(12,204)	(9,097)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Fourteen Months Ended February 28, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2010			2/28/2010	1/31/2010			2/28/2010	1/31/2010	2/28/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,086,845)	$0	$0	$(10,086,845)	$10,082,136	$0	$0	$10,082,136	$(4,709)	$(4,709)
11 Mt Pleasant	18,304,205	325	0	18,304,530	(18,304,205)	0	325	(18,304,530)	0	0
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,200,593)	31	339	(1,200,901)	1,200,495	662	646	1,200,511	(98)	(390)
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,470,879)	100,935	108,838	(2,478,783)	2,489,884	115,393	112,163	2,493,114	19,005	14,331
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	12,516,795	389,154	0	12,127,641	389,154	12,516,796	0	0	0
Harbor Green	(8,639,284)	21	6,317	(8,645,580)	8,638,239	6,317	21	8,644,535	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	159,224	0	(159,224)	159,224	0	0	0	0
Block 102 (Comm Ctr)	96,446	0	0	96,446	(96,446)	0	0	(96,446)	0	0
Hoboken Sales Center	(34,910)	0	0	(34,910)	34,910	0	0	34,910	0	0
Block 106	9,146,617	31,080	0	9,177,697	(9,146,618)	0	31,080	(9,177,697)	(1)	(1)
Block 114	1,685,730	0	0	1,685,730	(1,688,545)	0	0	(1,688,545)	(2,816)	(2,816)
Block 104	555,456	0	0	555,456	(554,300)	0	0	(554,300)	1,156	1,156
Hoboken Sales Center	(125,992)	0	0	(125,992)	125,992	0	0	125,992	0	0
Block 144	4,371,417	15,401	0	4,386,818	(4,371,417)	0	15,401	(4,386,818)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,492,516	0	0	1,492,516	(1,492,516)	0	0	(1,492,516)	0	0
Autumn Ridge	(4,431,778)	62,254	87,777	(4,457,301)	3,810,747	88,120	87,942	3,810,925	(621,031)	(646,376)
Dogwood Hills	(2,026,255)	40,578	56,662	(2,042,339)	1,635,172	56,950	52,930	1,639,192	(391,083)	(403,147)
Groton Towers	(4,807,391)	86,052	126,653	(4,847,993)	3,937,031	130,790	126,195	3,941,626	(870,360)	(906,367)
Gull Harbor	(1,705,221)	47,663	70,168	(1,727,726)	1,700,658	27,992	26,245	1,702,405	(4,563)	(25,322)
Hamden Center	(2,752,292)	50,237	77,019	(2,779,074)	2,230,463	77,378	64,438	2,243,403	(521,829)	(535,671)
Lakeview	(2,792,223)	55,030	82,655	(2,819,848)	2,076,170	82,655	70,632	2,088,193	(716,053)	(731,655)
Nutmeg Woods	(12,025,388)	276,357	364,268	(12,113,299)	9,282,813	405,944	419,956	9,268,801	(2,742,575)	(2,844,498)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Fourteen Months Ended February 28, 2010
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	1/31/2010			2/28/2010	1/31/2010			2/28/2010	1/31/2010	2/28/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Ocean Beach	$(13,499,937)	$258,718	$358,364	$(13,599,583)	$10,480,657	$361,147	$419,567	$10,422,237	$(3,019,280)	$(3,177,346)
Parkview	(6,169,322)	112,839	165,100	(6,221,584)	4,544,480	165,459	159,794	4,550,145	(1,624,843)	(1,671,439)
Sagamore	(4,296,064)	114,752	205,172	(4,386,485)	2,207,617	205,547	172,077	2,241,088	(2,088,447)	(2,145,397)
Woodcliff	(20,631,426)	360,266	542,839	(20,814,000)	17,110,708	543,609	479,319	17,174,998	(3,520,718)	(3,639,002)
200 Fountain	1,694,387	107,009	191,463	1,609,932	(3,696,266)	192,181	168,845	(3,672,929)	(2,001,879)	(2,062,997)
278 Main	90,992	58,193	116,586	32,600	(1,001,676)	111,315	73,603	(963,963)	(910,683)	(931,364)
Club at Danforth	(11,007,245)	595,712	625,673	(11,037,206)	9,184,013	627,370	643,476	9,167,907	(1,823,232)	(1,869,299)
Forest Park	(4,322,657)	111,884	170,117	(4,380,890)	3,185,340	170,236	159,431	3,196,145	(1,137,317)	(1,184,745)
Heather Hill	(26,276,517)	396,435	560,897	(26,440,979)	19,252,943	565,057	581,602	19,236,397	(7,023,574)	(7,204,582)
Liberty Building	(6,135,020)	119,213	156,731	(6,172,538)	4,825,795	157,090	142,241	4,840,643	(1,309,226)	(1,331,895)
Links at Georgetown	(9,268,980)	250,349	249,309	(9,267,940)	7,211,979	250,976	316,045	7,146,910	(2,057,001)	(2,121,031)
Lofts at the Mills	3,328,364	292,518	414,435	3,206,447	(5,862,265)	414,435	377,037	(5,824,867)	(2,533,901)	(2,618,420)
River City	(6,219,126)	205,555	308,299	(6,321,870)	2,908,590	308,307	276,485	2,940,412	(3,310,536)	(3,381,458)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,430,178)	168,379	312,339	(4,574,138)	1,375,716	739,133	708,300	1,406,548	(3,054,463)	(3,167,590)
Vintage at Madison	(3,580,429)	122,107	153,716	(3,612,038)	2,507,502	153,779	163,691	2,497,589	(1,072,927)	(1,114,449)
Vintage at the Parke	(4,133,391)	249,315	188,671	(4,072,747)	2,261,273	189,808	297,804	2,153,277	(1,872,118)	(1,919,470)
Vintage at Plantation	(8,501,509)	202,922	233,539	(8,532,125)	6,537,415	234,111	265,929	6,505,597	(1,964,093)	(2,026,528)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$111,391,488	$44,646,170	$29,019,624	$127,018,034	$(111,391,494)	$28,268,809	$43,895,354	$(127,018,039)	$(6)	$(5)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
February 28, 2010
GL Acct # 13383 (Yardi 10095)

Bank Balance 2/28/10	1,456,962.42
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 2/28/10	1,456,962.40

TARRAGON CORPORATION
For the Fourteen Months Ended February 28, 2010

Property	Date	Period	Person	Debit	Credit	Balance	Remarks
10095-00			Cash – Signature Master Investment			1,633,781.38 Beginning Balance=
1000	1/14/2010	02/2010		0.00	201.02		PROF FEES
1000	1/14/2010	02/2010		0.00	236.00		PROF FEES
1000	1/14/2010	02/2010		0.00	131.92		PROF FEES
1000	1/14/2010	02/2010		0.00	140.00		PROF FEES
1000	1/14/2010	02/2010		0.00	915.46		PROF FEES
1000	1/14/2010	02/2010		0.00	1,382.86		PROF FEES
1000	2/25/2010	02/2010		119,926.51	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	29,239.55		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		290,206.80	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	428,084.16		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		83,216.42	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	37,530.20		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		41,152.24	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	16,450.87		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		130,999.09	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	101,207.93		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		96,871.85	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	34,049.29		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		20,720.95	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	2,189.41		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		188,807.47	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	3,730.90		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		63,258.37	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	450,068.72		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		6,072.22	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	33,991.63		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		16,856.79	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	21,431.58		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		7,468.18	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	23,092.79		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		71,746.03	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	15,136.05		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		5,157.56	0.00		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Thirteen Months Ended January 31, 2010
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	2/25/2010	02/2010		0.00	43,561.51		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		79,177.60	0.00		REC PAC WEST DISB FUNDED
1000	2/25/2010	02/2010		0.00	19,284.01		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		37,062.54	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	24,602.74		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		215,000.00	0.00		XFER TO TARR SIGNATURE MASTER
1000	2/25/2010	02/2010		620.00	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	3,849.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		6,822.85	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	8,124.76		SIGNATURE MASTER DEP/TSF
1000	1/25/2010	02/2010		95,433.78	0.00		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	12,116.37		SIGNATURE MASTER DEP/TSF
1000	2/25/2010	02/2010		0.00	12,959.56		REC SIGN TSF MASTER HB DISB
1000	2/25/2010	02/2010		0.00	313,489.87		REC PACWEST DISBURSEMENTS FUNDED
1000	2/25/2010	02/2010		0.00	116,198.07		TMI AP DISB DIP TMI SIGN

						1,456,962.40	= Ending Balance=
				1,576,577.25	1,753,396.23